UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2024

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	CVU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On June 17, 2024, the Audit and Finance Committee (the “Committee”) of the board of directors of CPI Aerostructures, Inc. (the “Company”) engaged Marcum LLP (“Marcum”) as the Company’s independent accountant and dismissed RSM US LLP (“RSM”), which was previously serving as the Company’s independent accountant.

The Company has given RSM permission to respond fully to the inquiries of the successor principal accountant.

The audit report of RSM on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2022 and December 31, 2023 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2022 and December 31, 2023 and for the subsequent interim period through June 17, 2024, there were no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to RSM’s satisfaction, would have caused RSM to make reference to the subject matter thereof in connection with its report for such year.

During the years ended December 31, 2022 and December 31, 2023, there were “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K). These reportable events were related to internal control matters previously disclosed in the Company's Annual Reports on Form 10-K for the fiscal years ended December 31, 2022 and December 31, 2023, filed with the Securities and Exchange Commission on April 14, 2023 and April 8, 2024, respectively, under the section titled Management’s Annual Report on Internal Control over Financial Reporting included in Part II Item 9A thereof. The Company’s audit and finance committee discussed the subject matter of the reportable events with RSM and the Company has authorized RSM to respond fully to the inquiries of Marcum concerning the subject matter of such reportable events.

During the years ended December 31, 2022 and 2023 and the subsequent interim period through June 17, 2024, the Company has not consulted with Marcum regarding either: (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable events.

Pursuant to Item 304(a)(3) of Regulation S-K, a letter addressed to the Securities and Exchange Commission from RSM is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
16.1	Letter from RSM US LLP to the Securities and Exchange Commission dated June 18, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2024	CPI AEROSTRUCTURES, INC.

By:	/s/ Andrew Davis
Andrew Davis
Chief Financial Officer

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